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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   June 22, 2004
                                                           -------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                (Exact name of registrant specified in Charter)


                Delaware        333-112231       13-3416059
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             (State or other    (Commission    (IRS Employer
             jurisdiction of    File Number)  Identification No.)
              incorporation)


                    250 Vesey Street
            4 World Financial Center 28th Floor
                    New York, New York                          10080
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          (Address of principal executive offices)             Zip Code


          Registrant's telephone, including area code:  (212) 449-0357


                                   No Change
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         (Former name and former address, if changed since last report)

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ITEM 5.         Other Events
                ------------

                Filing of Legality Opinion
                --------------------------

     Attached as Exhibit 99.6 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust Series 2004-C Mortgage Pass-Through Certificates.

ITEM 7.         Financial Statements and Exhibits
                ---------------------------------

                (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

(99.6)                                   Legal Opinion

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                   By:    /s/ Matthew Whalen
                                          ------------------
                                   Name:    Matthew Whalen
                                   Title:   President

Date:  June 23, 2004
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                               INDEX TO EXHIBITS

             Exhibit No.     Description         Page
             -----------     -----------         ----

             (99.6)          Legal Opinion        6